UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2009

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2009, National CineMedia, Inc. (the “Company”) filed a Current Report on Form 8-K to announce the departure of Thomas C. Galley, Executive Vice President and Chief Technology and Operations Officer, effective as of December 1, 2009.

The Company and Mr. Galley entered into a Separation Agreement and Release and Consulting Agreement (the “Separation Agreement”) dated as of December 2, 2009. The Separation Agreement terminates and supersedes Mr. Galley’s existing employment agreement. The brief description that follows does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached hereto as Exhibit 10.1.

Mr. Galley will perform consulting services for the Company commencing on December 2, 2009 and ending on February 27, 2012. Mr. Galley shall receive certain payments and benefits, including, but not limited to, the following: (i) payments equal to an aggregate sum of $641,175.00, payable on such dates and in such amounts as set forth in the Separation Agreement; and (ii) such bonus payments under the 2009 Performance Bonus Plan as Mr. Galley would have been entitled to had he continued to be employed by the Company.

During the term of the Separation Agreement and as set forth in the Separation Agreement, Mr. Galley shall continue vesting in a certain portion of unvested stock options and shares of restricted stock previously granted to him, subject to the terms of the 2007 Equity Incentive Plan, as amended, and achievement of the specified cumulative “Free Cash Flow” targets, if applicable.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1 *	Separation Agreement and Release and Consulting Agreement dated as of December 2, 2009 by and among National CineMedia, Inc., National CineMedia LLC and Thomas C. Galley.

10.2	National CineMedia, Inc. 2009 Performance Bonus Plan + (Incorporated by reference to Appendix A from the Registrant’s Definitive Proxy Statement on Form Def 14-A (File No. 001-33296) filed on March 19, 2009.)

10.17	Employment Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., National CineMedia, LLC and Thomas C. Galley. + (Incorporated by reference to Exhibit 10.17 from the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

Exhibit No.	Description
10.17.1	First Amendment to Employment Agreement effective as of January 1, 2009, by and among National CineMedia, Inc., National CineMedia, LLC and Thomas C. Galley. + (Incorporated by reference to Exhibit 10.17.1 from the Registrant’s Annual Report on Form 10-K (File No. 001-33296) filed on March 6, 2009.)

10.19	National CineMedia, Inc. 2007 Equity Incentive Plan. + (Incorporated by reference to Appendix B from the Registrant’s Definitive Proxy Statement on Form Def 14-A (File No. 001-33296) filed on March 19, 2009.)

10.19.1	First Amendment to National CineMedia, Inc. 2007 Equity Incentive Plan. + (Incorporated by reference to Appendix B from the Registrant’s Definitive Proxy Statement on Form Def 14-A (File No. 001-33296) filed on March 19, 2009.)

10.19.2	Second Amendment to National CineMedia, Inc. 2007 Equity Incentive Plan. + (Incorporated by reference to Appendix B from the Registrant’s Definitive Proxy Statement on Form Def 14-A (File No. 001-33296) filed on March 19, 2009.)

*	Filed herewith.
+	Management contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: December 21, 2009	By:	/s/ RALPH E. HARDY
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary

4